Net loss per share	12 Months Ended
Dec. 31, 2025
Loss per Share
Net loss per share

Note 14 - Net loss per share

Basic net loss per share is computed by dividing net loss for the period by the weighted average number of common stock outstanding during the year. Diluted net loss per share is computed by dividing net loss for the year by the weighted average number of shares of common stock and potentially dilutive instruments outstanding during the year. The dilutive effect of outstanding options and equity incentive awards is reflected in diluted net loss per share by application of the treasury stock method. The calculation of diluted net loss per share excludes all anti-dilutive instruments.

For the years ended December 31, 2025 and 2024, the effects of the conversion of the convertible shareholder loans and stock options would have been antidilutive and, as a consequence, they were not factored into the calculation of diluted earnings per share.

	December 31,	December 31,
	2025	2024
Numerator:
Net loss - basic and diluted	$(46,236,851)	$(50,715,696)

Denominator:
Weighted average shares outstanding - basic and diluted	45,017,170	24,297,063

See Note 17 - Subsequent events that discusses the Company’s issuance of a convertible loan debt agreement in March 2024 that the holder has the option of converting the loan into common shares of the Company, as well as discussion of common shares issued pro rata from additional paid-in capital to existing shareholders in March 2024.

REDCLOUD HOLDINGS PLC

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025, AND 2024